Exhibit 99.1
P.F. CHANG’S CHINA BISTRO, INC.
P.F. CHANG’S REPORTS FOURTH QUARTER EARNINGS
SCOTTSDALE, ARIZONA, February 11, 2009 — P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported consolidated income from continuing operations of $7.5 million for the fourth quarter ended December 28, 2008 compared to $9.6 million for the fourth quarter of the prior year. Net income for the fourth quarter of fiscal 2008 totaled $5.4 million compared to $7.0 million for the fourth quarter of the prior year.
Net income for the fourth quarter of fiscal 2008 includes a loss from discontinued operations related to the Company’s previously announced decision to close 10 underperforming Pei Wei restaurants, comprised primarily of $2.7 million in pretax lease termination and severance charges. All current and historical operating results related to the closed Pei Wei restaurants are reflected within discontinued operations for all periods presented.
Income from continuing operations per diluted share for the fourth quarter of fiscal 2008 was $0.31 compared to $0.38 for the fourth quarter of the prior year. Net income per diluted share was $0.23 compared to $0.28 in the prior year.

(000 except per share data)	4Q08	4Q07
Revenues	$294,797	$289,399

Income from continuing operations	$7,489	$9,636
Net income	$5,445	$7,046

Income from continuing operations per diluted share	$0.31	$0.38
Net income per diluted share	$0.23	$0.28

Weighted average shares — diluted	23,851	25,257
For the fourth quarter of 2008, consolidated revenues were $294.8 million compared to $289.4 million for the fourth quarter of 2007. Sales at company-owned P.F. Chang’s China Bistro restaurants accounted for $225.4 million of consolidated revenues and sales at the Company’s Pei Wei Asian Diner restaurants accounted for $69.3 million of consolidated revenues.
For the 13 weeks ended December 28, 2008, comparable store sales decreased 7.1% at the Bistro as a significant reduction in overall guest traffic more than offset the benefit of a 1% to 2% average check increase reflecting the net impact of price increases and menu mix changes. Comparable store sales at the Bistro decreased 6.0%, 4.8%, and 10.2% in October, November and December, respectively.
For the 13 weeks ended December 28, 2008, comparable store sales decreased 6.1% at Pei Wei due to a significant reduction in overall guest traffic combined with a flat average check, reflecting the impact of price increases that were fully offset by menu mix changes. Comparable store sales at Pei Wei decreased 6.1%, 6.5%, and 5.7% in October, November and December, respectively.
During the fourth quarter of 2008, the Company opened seven new Bistro and four new Pei Wei restaurants.

2009 Expectations
The Company anticipates a significant reduction in average weekly sales during fiscal 2009, with an estimated decrease of approximately 6% at both the Bistro and Pei Wei. Consolidated revenues for fiscal 2009 are expected to be flat compared to fiscal 2008 due to projected average weekly sales declines offset by the benefit of a full year of revenues for restaurants that opened during fiscal 2008 combined with revenues from anticipated new restaurant openings during fiscal 2009.
As a result of lower anticipated average weekly sales, the Company expects to experience deleverage of certain operating expenses, primarily related to fixed costs such as labor and depreciation. Overall restaurant operating margins for fiscal 2009 are projected to decline approximately 150 basis points compared to fiscal 2008.
The Company has reduced its planned 2009 new restaurant development and currently expects to open 4 to 6 new Bistro restaurants and 2 to 4 new Pei Wei restaurants during fiscal 2009. As a result, the Company anticipates a significant reduction in preopening expenses for fiscal 2009.
Overall, the Company expects consolidated income from continuing operations for fiscal 2009 to decline approximately 20% compared to fiscal 2008.
The Company is hosting a conference call today at 12:00 pm ET in which management will provide further details on the fourth quarter results. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared pan-Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because these costs are solely related to expansion of the Company’s business, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are only included in the Company’s consolidated financial presentation as these costs relate to support of both restaurant concepts and are generally not specifically identifiable to individual restaurant operations. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration of management when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 6 through 8 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its earnings, revenues and anticipated new restaurants are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the Company’s ability to locate acceptable restaurant sites; open new restaurants and operate its restaurants profitably; the Company’s ability to hire, train and retain skilled management and other personnel; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; customer acceptance of new concepts; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the Company’s recent SEC filings.
Contacts:

Investor:	Mark Mumford	(480) 888-3000	mark.mumford@pfcb.com

Media:	Pete Marino	(312) 339-8833	pmarino@digcommunications.com
Dig Communications

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	December 28,	December 30,
	2008	2007
Revenues	$294,797	$289,399
Costs and expenses:
Cost of sales	79,600	79,705
Labor	95,500	95,873
Operating	49,339	46,366
Occupancy	17,402	16,420
General & administrative	21,687	17,604
Depreciation & amortization	17,956	15,732
Preopening expense	2,311	4,151
Partner investment expense	(364)	(72)

Total costs and expenses	283,431	275,779

Income from operations	11,366	13,620
Interest and other expense, net	(584)	(612)
Minority interest	(374)	(593)

Income from continuing operations before provision for income taxes	10,408	12,415
Provision for income taxes	(2,919)	(2,779)

Income from continuing operations	7,489	9,636
Loss from discontinued operations, net of tax	(2,044)	(2,590)

Net income	$5,445	$7,046

Basic income per share:
Income from continuing operations	$0.32	$0.39
Loss from discontinued operations, net of tax	(0.09)	(0.11)

Net income	$0.23	$0.28

Diluted income per share:
Income from continuing operations	$0.31	$0.38
Loss from discontinued operations, net of tax	(0.08)	(0.10)

Net income	$0.23	$0.28

Weighted average shares used in computation — basic	23,623	24,923

Weighted average shares used in computation — diluted	23,851	25,257

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	52 Weeks Ended
	December 28,	December 30,
	2008	2007
Revenues	$1,198,124	$1,084,193
Costs and expenses:
Cost of sales	325,630	297,242
Labor	396,911	364,074
Operating	198,967	172,147
Occupancy	69,809	62,164
General & administrative	77,488	66,968
Depreciation & amortization	68,711	55,988
Preopening expense	8,457	14,310
Partner investment expense	(354)	(2,012)

Total costs and expenses	1,145,619	1,030,881

Income from operations	52,505	53,312
Interest and other expense, net	(3,362)	(100)
Minority interest	(1,933)	(4,169)

Income from continuing operations before provision for income taxes	47,210	49,043
Provision for income taxes	(12,193)	(12,420)

Income from continuing operations	35,017	36,623
Loss from discontinued operations, net of tax	(7,591)	(4,560)

Net income	$27,426	$32,063

Basic income per share:
Income from continuing operations	$1.47	$1.44
Loss from discontinued operations, net of tax	(0.32)	(0.18)

Net income	$1.15	$1.26

Diluted income per share:
Income from continuing operations	$1.45	$1.41
Loss from discontinued operations, net of tax	(0.31)	(0.17)

Net income	$1.14	$1.24

Weighted average shares used in computation — basic	23,776	25,473

Weighted average shares used in computation — diluted	24,080	25,899

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information

	2006	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Units	254	262	275	290	306	306	322	331	337	348	348
Sales weeks	11,645	3,353	3,490	3,669	3,931	14,443	4,122	4,256	4,328	4,464	17,170
AWS	80,044	78,143	75,834	73,077	73,620	75,067	74,216	70,849	68,363	66,039	69,780

Revenues	932,116	262,014	264,660	268,120	289,399	1,084,193	305,917	301,533	295,877	294,797	1,198,124

Operating costs
Cost of sales	254,923	72,154	72,143	73,240	79,705	297,242	83,530	82,132	80,368	79,600	325,630
Labor	307,573	88,118	89,310	90,773	95,873	364,074	103,381	99,971	98,059	95,500	396,911
Operating	145,309	40,727	41,734	43,320	46,366	172,147	48,061	49,366	52,201	49,339	198,967
Occupancy	51,958	14,706	15,326	15,712	16,420	62,164	17,626	17,511	17,270	17,402	69,809
Minority interest	8,116	1,647	1,121	808	593	4,169	705	487	367	374	1,933
Depreciation & amortization	44,378	12,433	13,294	14,529	15,732	55,988	16,370	17,150	17,235	17,956	68,711
Restaurant operating income	119,859	32,229	31,732	29,738	34,710	128,409	36,244	34,916	30,377	34,626	136,163

Development costs
Preopening expenses	11,922	2,278	3,138	4,743	4,151	14,310	2,819	1,808	1,519	2,311	8,457
Partner investment expense	4,371	(1,401)	(468)	(71)	(72)	(2,012)	411	(500)	99	(364)	(354)

Other expenses
General and administrative (1)	56,030	16,494	15,684	17,186	17,604	66,968	18,521	19,128	18,152	21,687	77,488
Interest and other (income) expense, net	(1,315)	(343)	(179)	10	612	100	934	949	895	584	3,362
Provision for income taxes	14,078	4,168	3,606	1,867	2,779	12,420	3,581	3,636	2,057	2,919	12,193
Income from continuing operations	34,773	11,033	9,951	6,003	9,636	36,623	9,978	9,895	7,655	7,489	35,017
Income (loss) from discontinued operations, net of tax	(1,520)	(568)	(674)	(728)	(2,590)	(4,560)	(329)	(525)	(4,693)	(2,044)	(7,591)
Net income	33,253	10,465	9,277	5,275	7,046	32,063	9,649	9,370	2,962	5,445	27,426

Income from continuing operations per FDS	$1.30	$0.42	$0.38	$0.23	$0.38	$1.41	$0.41	$0.41	$0.32	$0.31	$1.45

Fully diluted shares (FDS)	26,737	26,046	26,129	26,105	25,257	25,899	24,295	24,247	23,927	23,851	24,080

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.3%	27.5%	27.3%	27.3%	27.5%	27.4%	27.3%	27.2%	27.2%	27.0%	27.2%
Labor	33.0%	33.6%	33.7%	33.9%	33.1%	33.6%	33.8%	33.2%	33.1%	32.4%	33.1%
Operating	15.6%	15.5%	15.8%	16.2%	16.0%	15.9%	15.7%	16.4%	17.6%	16.7%	16.6%
Occupancy	5.6%	5.6%	5.8%	5.9%	5.7%	5.7%	5.8%	5.8%	5.8%	5.9%	5.8%
Minority interest	0.9%	0.6%	0.4%	0.3%	0.2%	0.4%	0.2%	0.2%	0.1%	0.1%	0.2%
Depreciation & amortization	4.8%	4.7%	5.0%	5.4%	5.4%	5.2%	5.4%	5.7%	5.8%	6.1%	5.7%

Restaurant operating income	12.9%	12.3%	12.0%	11.1%	12.0%	11.8%	11.8%	11.6%	10.3%	11.7%	11.4%

Preopening expenses	1.3%	0.9%	1.2%	1.8%	1.4%	1.3%	0.9%	0.6%	0.5%	0.8%	0.7%
Partner investment expense	0.5%	(0.5%)	(0.2%)	(0.0%)	(0.0%)	(0.2%)	0.1%	(0.2%)	0.0%	(0.1%)	(0.0%)
General and administrative (1)	6.0%	6.3%	5.9%	6.4%	6.1%	6.2%	6.1%	6.3%	6.1%	7.4%	6.5%
Interest and other (income) expense, net	(0.1%)	(0.1%)	(0.1%)	0.0%	0.2%	0.0%	0.3%	0.3%	0.3%	0.2%	0.3%
Provision for income taxes	1.5%	1.6%	1.4%	0.7%	1.0%	1.1%	1.2%	1.2%	0.7%	1.0%	1.0%

Income from continuing operations	3.7%	4.2%	3.8%	2.2%	3.3%	3.4%	3.3%	3.3%	2.6%	2.5%	2.9%

Income (loss) from discontinued operations, net of tax	(0.2%)	(0.2%)	(0.3%)	(0.3%)	(0.9%)	(0.4%)	(0.1%)	(0.2%)	(1.6%)	(0.7%)	(0.6%)

Net income	3.6%	4.0%	3.5%	2.0%	2.4%	3.0%	3.2%	3.1%	1.0%	1.8%	2.3%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	119,859	32,229	31,732	29,738	34,710	128,409	36,244	34,916	30,377	34,626	136,163
Add: Minority interest	8,116	1,647	1,121	808	593	4,169	705	487	367	374	1,933
Less: General and administrative (1)	(56,030)	(16,494)	(15,684)	(17,186)	(17,604)	(66,968)	(18,521)	(19,128)	(18,152)	(21,687)	(77,488)
Less: Preopening expenses	(11,922)	(2,278)	(3,138)	(4,743)	(4,151)	(14,310)	(2,819)	(1,808)	(1,519)	(2,311)	(8,457)
Less: Partner investment expense	(4,371)	1,401	468	71	72	2,012	(411)	500	(99)	364	354

Income from operations	55,652	16,505	14,499	8,688	13,620	53,312	15,198	14,967	10,974	11,366	52,505

Note : Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts.

(1)	Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts.

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information

	2006	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Units	152	153	157	162	172	172	177	182	182	189	189
Sales weeks	7,187	1,979	2,028	2,078	2,204	8,289	2,275	2,330	2,355	2,413	9,373
AWS	105,265	104,592	102,615	100,325	102,514	102,486	103,763	99,502	96,139	93,427	98,127
Revenues	756,634	207,028	208,174	208,544	225,997	849,743	236,089	231,972	226,443	225,459	919,963

Operating costs
Cost of sales	206,567	56,781	56,696	56,943	62,158	232,578	64,410	62,999	61,430	61,072	249,911
Labor	247,097	69,312	69,827	69,946	73,834	282,919	79,318	76,153	74,387	72,109	301,967
Operating	115,465	31,684	32,194	32,981	35,004	131,863	36,324	36,603	38,556	37,600	149,083
Occupancy	40,683	11,217	11,598	11,739	12,505	47,059	12,981	12,730	12,536	12,423	50,670
Minority interest	6,993	1,333	837	599	582	3,351	497	370	271	223	1,361
Depreciation & amortization	34,451	9,483	10,054	10,861	11,896	42,294	12,265	12,794	12,771	13,261	51,091
Restaurant operating income	105,378	27,218	26,968	25,475	30,018	109,679	30,294	30,323	26,492	28,771	115,880

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.3%	27.4%	27.2%	27.3%	27.5%	27.4%	27.3%	27.2%	27.1%	27.1%	27.2%
Labor	32.7%	33.5%	33.5%	33.5%	32.7%	33.3%	33.6%	32.8%	32.9%	32.0%	32.8%
Operating	15.3%	15.3%	15.5%	15.8%	15.5%	15.5%	15.4%	15.8%	17.0%	16.7%	16.2%
Occupancy	5.4%	5.4%	5.6%	5.6%	5.5%	5.5%	5.5%	5.5%	5.5%	5.5%	5.5%
Minority interest	0.9%	0.6%	0.4%	0.3%	0.3%	0.4%	0.2%	0.2%	0.1%	0.1%	0.1%
Depreciation & amortization	4.6%	4.6%	4.8%	5.2%	5.3%	5.0%	5.2%	5.5%	5.6%	5.9%	5.6%

Restaurant operating income	13.9%	13.1%	13.0%	12.2%	13.3%	12.9%	12.8%	13.1%	11.7%	12.7%	12.6%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	105,378	27,218	26,968	25,475	30,018	109,679	30,294	30,323	26,492	28,771	115,880
Add: Minority interest	6,993	1,333	837	599	582	3,351	497	370	271	223	1,361
Less: Preopening expenses	(8,004)	(1,256)	(1,790)	(2,974)	(2,992)	(9,012)	(1,729)	(1,271)	(732)	(1,945)	(5,677)
Less: Partner investment expense	(3,475)	1,926	753	433	246	3,358	245	500	103	218	1,066

Income from operations	100,892	29,221	26,768	23,533	27,854	107,376	29,307	29,922	26,134	27,267	112,630

Note: General and administrative expenses are reflected in the Company’s consolidated results.

Concept: Pei Wei Asian Diner (A)
Supplemental Financial Information

	2006	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	4Q08	2008

Units	102	109	118	128	134	134	145	149	155	159	159
Sales weeks	4,458	1,374	1,462	1,591	1,727	6,154	1,847	1,926	1,973	2,051	7,797
AWS	39,363	40,014	38,632	37,445	36,712	38,095	37,806	36,117	35,192	33,806	35,675
Revenues	175,482	54,986	56,486	59,576	63,402	234,450	69,828	69,561	69,434	69,338	278,161

Operating costs
Cost of sales	48,356	15,373	15,447	16,297	17,547	64,664	19,120	19,133	18,938	18,528	75,719
Labor	60,476	18,806	19,483	20,827	22,039	81,155	24,063	23,818	23,672	23,391	94,944
Operating	29,844	9,043	9,540	10,339	11,362	40,284	11,737	12,763	13,645	11,739	49,884
Occupancy	11,275	3,489	3,728	3,973	3,915	15,105	4,645	4,781	4,734	4,979	19,139
Minority interest	1,123	314	284	209	11	818	208	117	96	151	572
Depreciation & amortization	8,790	2,678	2,958	3,197	3,445	12,278	3,774	3,995	4,119	4,270	16,158
Restaurant operating income	15,618	5,283	5,046	4,734	5,083	20,146	6,281	4,954	4,230	6,280	21,745

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.6%	28.0%	27.3%	27.4%	27.7%	27.6%	27.4%	27.5%	27.3%	26.7%	27.2%
Labor	34.5%	34.2%	34.5%	35.0%	34.8%	34.6%	34.5%	34.2%	34.1%	33.7%	34.1%
Operating	17.0%	16.4%	16.9%	17.4%	17.9%	17.2%	16.8%	18.3%	19.7%	16.9%	17.9%
Occupancy	6.4%	6.3%	6.6%	6.7%	6.2%	6.4%	6.7%	6.9%	6.8%	7.2%	6.9%
Minority interest	0.6%	0.6%	0.5%	0.4%	0.0%	0.3%	0.3%	0.2%	0.1%	0.2%	0.2%
Depreciation & amortization	5.0%	4.9%	5.2%	5.4%	5.4%	5.2%	5.4%	5.7%	5.9%	6.2%	5.8%

Restaurant operating income	8.9%	9.6%	8.9%	7.9%	8.0%	8.6%	9.0%	7.1%	6.1%	9.1%	7.8%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	15,618	5,283	5,046	4,734	5,083	20,146	6,281	4,954	4,230	6,280	21,745
Add: Minority interest	1,123	314	284	209	11	818	208	117	96	151	572
Less: Preopening expenses	(3,919)	(1,022)	(1,348)	(1,769)	(1,159)	(5,298)	(1,090)	(537)	(787)	(366)	(2,780)
Less: Partner investment expense	(896)	(525)	(285)	(362)	(174)	(1,346)	(656)	—	(202)	146	(712)

Income from operations	11,926	4,050	3,697	2,812	3,761	14,320	4,743	4,534	3,337	6,211	18,825

Note: General and administrative expenses are reflected in the Company’s consolidated results.

(A)	All current and historical operating results related to the closed Pei Wei restaurants are reflected within discontinued operations for all periods presented.

P.F. Chang’s China Bistro
Supplemental Sales Information (Company Owned)
Year of Unit Opening (1)

	Pre-2001	2001	2002	2003	2004	2005	2006	2007	2008	Total

Units	51	13	14	18	18	18	20	20	17	189

Sales (000)

1Q08	77,380	19,067	18,306	25,155	20,281	21,118	23,785	26,976	3,992	236,060
2Q08	74,274	18,060	17,363	24,390	19,911	20,332	23,076	25,122	9,312	231,840
3Q08	71,081	17,282	16,651	23,528	20,016	19,341	22,201	24,190	12,116	226,406
4Q08	71,412	17,021	16,552	22,667	18,645	19,084	21,640	22,468	15,949	225,438

2008	294,147	71,430	68,872	95,740	78,853	79,875	90,702	98,756	41,369	919,744

Average Weekly Sales (AWS)

1Q08	116,712	112,823	100,580	107,502	86,670	90,248	91,482	103,752	102,364	103,763
2Q08	112,028	106,861	95,399	104,231	85,088	86,890	88,754	96,623	99,059	99,502
3Q08	109,020	102,261	91,487	100,548	85,539	82,654	85,390	93,040	93,196	96,139
4Q08	107,710	100,719	90,947	96,867	79,681	81,556	83,230	86,418	90,109	93,427

2008	111,377	105,666	94,603	102,287	84,245	85,337	87,214	94,958	94,019	98,127

Year-Over-Year Change in AWS (2)

1Q08	-0.4%	1.4%	0.6%	0.8%	0.6%	0.2%	-7.9%	3.5%	—	-0.8%
2Q08	-3.0%	-0.5%	0.0%	-0.5%	-2.8%	-2.1%	-4.9%	-13.9%	—	-2.7%
3Q08	-3.9%	-1.8%	0.0%	-2.7%	-2.1%	-5.8%	-4.5%	-12.5%	—	-3.8%
4Q08	-6.9%	-7.0%	-3.6%	-7.3%	-7.6%	-8.6%	-7.7%	-20.2%	—	-8.5%

2008	-3.5%	-2.0%	-0.7%	-2.4%	-3.0%	-4.1%	-6.3%	-17.2%	—	-4.0%

Year-Over-Year Change Comp Store Sales (3)

Units	51	13	14	18	18	18	20	7	—	159

1Q08	-0.4%	1.4%	0.6%	0.8%	0.6%	0.2%	-2.0%	—	—	0.1%
2Q08	-3.0%	-0.5%	0.0%	-0.5%	-2.8%	-2.1%	-4.7%	—	—	-2.3%
3Q08	-3.4%	-1.8%	0.0%	-2.7%	-2.1%	-5.8%	-4.5%	-3.4%	—	-3.1%
4Q08	-6.9%	-7.0%	-3.6%	-7.3%	-7.6%	-8.6%	-7.7%	-8.7%	—	-7.1%

2008	-3.4%	-2.0%	-0.7%	-2.4%	-3.0%	-4.1%	-5.1%	-7.7%	—	-3.2%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit is included in the year-over-year change in AWS in the thirteenth month of operation.

(3)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner
Supplemental Sales Information (4)
Year of Unit Opening (1)

	2000	2001	2002	2003	2004	2005	2006	2007	2008	Total

Units	1	4	11	17	19	23	27	32	25	159

Sales (000)

1Q08	730	2,086	5,725	8,942	10,269	11,104	12,798	13,885	4,289	69,828
2Q08	697	1,988	5,393	8,570	9,968	10,729	12,417	13,321	6,478	69,561
3Q08	679	1,900	5,272	8,387	9,683	10,518	12,204	13,107	7,684	69,434
4Q08	654	1,795	5,085	8,083	9,437	10,247	11,778	12,481	9,778	69,338

2008	2,760	7,769	21,475	33,982	39,357	42,598	49,197	52,794	28,229	278,161

Average Weekly Sales (AWS)

1Q08	56,165	40,115	40,034	40,460	41,575	37,138	36,463	33,372	40,863	37,806
2Q08	53,587	38,234	37,713	38,776	40,358	35,883	35,375	32,024	35,204	36,117
3Q08	52,256	36,548	36,867	37,949	39,204	35,177	34,770	31,506	33,265	35,192
4Q08	50,326	34,502	35,559	36,575	38,205	34,272	33,555	30,002	31,644	33,806

2008	53,084	37,350	37,543	38,440	39,836	35,618	35,041	31,726	34,053	35,675

Year-Over-Year Change in AWS (2)

1Q08	-6.7%	-8.4%	-7.6%	-4.7%	-0.4%	-0.1%	-2.1%	-18.9%	—	-3.3%
2Q08	-5.5%	-5.1%	-8.1%	-7.0%	-1.6%	-0.6%	-1.6%	-15.1%	—	-4.3%
3Q08	-0.9%	-2.3%	-4.9%	-3.9%	-3.7%	-2.5%	-1.5%	-11.1%	—	-4.3%
4Q08	-6.1%	-9.9%	-8.5%	-7.1%	-5.9%	-4.8%	-4.3%	-10.7%	—	-6.9%

2008	-4.9%	-6.5%	-7.3%	-5.7%	-2.9%	-2.0%	-2.4%	-12.1%	—	-4.8%

Year-Over-Year Change Comp Store Sales (3)

Units	1	4	11	17	19	23	27	18	—	120
1Q08	-6.7%	-8.4%	-7.6%	-4.7%	-0.4%	-0.1%	1.7%	—	—	-2.3%
2Q08	-5.5%	-5.1%	-8.1%	-7.0%	-1.6%	-0.6%	-1.2%	-0.9%	—	-3.2%
3Q08	-0.9%	-2.3%	-4.9%	-3.9%	-3.7%	-2.5%	-1.5%	-1.8%	—	-2.9%
4Q08	-6.1%	-9.9%	-8.5%	-7.1%	-5.9%	-4.8%	-4.3%	-7.5%	—	-6.1%

2008	-4.9%	-6.5%	-7.3%	-5.7%	-2.9%	-2.0%	-1.6%	-5.6%	—	-3.7%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit is included in the year-over-year change in AWS in the thirteenth month of operation.

(3)	A unit becomes comparable in the eighteenth month of operation.

(4)
As a result of our decision to close 10 Pei Wei stores in fiscal 2008, the information presented above has been restated to reflect revenues and AWS for Pei Wei continuing operations for all periods presented.